UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 17, 2008
(January 12, 2008)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                    Entry into a Material Definitive Agreement.

On January 12, 2008, Public Service Company of New Mexico (“PNM”), a wholly owned public utility subsidiary of PNM Resources, Inc. (“PNMR”), entered into an Asset Purchase Agreement (the “Gas Assets Agreement”) with Continental Energy Systems LLC (“Continental”) and New Mexico Gas Company, Inc., (“NMGC”) a subsidiary of Continental, for the sale of PNM’s natural gas operations to NMGC for $620 million in cash, subject to adjustment.

In a separate transaction that is conditioned upon the closing of the transactions contemplated by the Gas Assets Agreement, on January 12, 2008, PNMR and PNM Merger Sub LLC, a newly formed subsidiary of PNMR, entered into an Agreement and Plan of Merger (the “Texas Merger Agreement”) with Continental and Cap Rock Holding Corporation (“CRHC”), which is a subsidiary of Continental.  Under the terms of the Texas Merger Agreement, PNMR will acquire 100% ownership of CRHC and its subsidiaries, including Cap Rock Energy, which operate an electric distribution and transmission business serving approximately 36,000 customers in 28 counties in north, west and central Texas for $202.5 million in cash, subject to adjustment for the changes in certain components of working capital , and subject to the condition that the outstanding indebtedness of CRHC and its subsidiaries is eliminated at or prior to closing.

PNMR expects to use the net proceeds of these transactions to retire debt, fund future electric capital expenditures and for other corporate purposes.

The Gas Assets Agreement and the Texas Merger Agreement each contain a number of customary representations and warranties and indemnification provisions as well as closing conditions, including regulatory and third party approvals.  The parties may terminate each of the agreements under certain circumstances and may be obligated to pay a termination fee in connection therewith.  The sale of the natural gas operations is subject to, among other conditions, receiving approval from the New Mexico Public Regulation Commission, the Federal Energy Regulatory Commission and anti-trust review under the Hart-Scott-Rodino Act.  PNMR’s acquisition of the Texas electric operations also requires anti-trust review as well as approval by the Federal Energy Regulatory Commission and the Public Utility Commission of Texas. Pending all approvals, the transactions are expected to close by year-end 2008.

There are no material relationships between the PNMR and Continental parties other than in respect of the transactions described herein.

Item 8.01                    Other Events.

PNMR issued a press release announcing the above-described transactions on January 14, 2008.  The press release is furnished herewith as Exhibit 99.1.

Item 9.01                    Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number                                 Description

99.1	Press Release dated January 14, 2008.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements made in this report and other documents that PNMR and PNM file with the Securities and Exchange Commission (“SEC”) that relate to future events or PNMR’s and PNM’s expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995.  Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and PNMR and PNM assume no obligation to update this information.

Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR and PNM caution readers not to place undue reliance on these statements.  PNMR’s and PNM’s business, financial condition, cash flow and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements.  These factors include the risk that the joint venture EnergyCo LLC (“EnergyCo”) is unable to identify and implement profitable acquisitions, including development of the Cedar Bayou Generating Station, or that PNMR and ECJV Holdings, L.L.C. will not agree to make additional capital contributions to EnergyCo, the potential unavailability of cash from PNMR’s subsidiaries or EnergyCo due to regulatory, statutory or contractual restrictions, the outcome of any appeals of the Public Utility Commission of Texas order in the stranded cost true-up proceeding, the ability of First Choice Power to attract and retain customers, changes in Electric Reliability Council of Texas protocols, changes in the cost of power acquired by First Choice Power, collections experience, insurance coverage available for claims made in litigation, fluctuations in interest rates, conditions affecting PNMR’s and PNM’s ability to access the financial markets, including actions by the ratings agencies affecting the PNMR’s and PNM’s credit ratings, or EnergyCo’s access to additional debt financing following the utilization of its existing credit facility, weather, water supply, changes in fuel costs, availability of fuel supplies, the effectiveness of risk management and commodity risk transactions, seasonality and other changes in supply and demand in the market for electric power, variability of wholesale power prices and natural gas prices, volatility and liquidity in the wholesale power markets and the natural gas markets, changes in the competitive environment in the electric and natural gas industries, the performance of generating units, including the Palo Verde Nuclear Generating Station, the San Juan Generating Station, the Four Corners Plant, and EnergyCo generating units, and transmission systems, the ability to secure long-term power sales, the risk that PNMR and its subsidiaries and EnergyCo may have to commit to substantial capital investments and additional operating costs to comply with new environmental control requirements including possible future requirements to address concerns about global climate change, the risks associated with completion of generation, including pollution control equipment at the San Juan Generating Station, and the EnergyCo Cedar Bayou Generating Station, transmission, distribution and other projects, including construction delays and unanticipated cost overruns, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings, changes in applicable accounting principles and the performance of state, regional and national economies, and the risk that the closings of the pending sale of the PNM natural gas utility and pending purchase of certain Continental Energy Systems subsidiaries may not occur due to regulatory or other reasons.  For a detailed discussion of the important factors that affect PNMR and PNM and that could cause actual results to differ from those expressed or implied by their forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PNMR’s and PNM’s current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and PNMR’s and PNM’s current and future Current Reports on Form 8-K, filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: January 17, 2008	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)